EXHIBIT 99.1
                                                                    ------------

                                               12:28 Monday, October 6, 2003   1

                                 GSAMP 2003-AC
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.



----------------------------------------------------------------------------------------------------------------------------
Pg Pool Classification                       Loans   10/1   Sched Balance     Curr WAC   Orig WAM     10/1 WAM
----------------------------------------------------------------------------------------------------------------------------
0001 ALL                                     1,917        $308,110,584.47         7.45        351          348
----------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                               1,917        $308,110,584.47
----------------------------------------------------------------------------------------------------------------------------



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              GSAMP 2003-AC            October 6, 2003  12:28  PAGE 0001
All                   ALL



 -------------------------------------------------------------------------------------------------------------
| Loans|10/1 Sched Balance| Curr WAC| Orig WAM|10/1 WAM|1st Cap|Per Cap|Maxrate|10/1 MT|Margin|   OLTV|   FICO|
|------|------------------|---------|---------|--------|-------|-------|-------|-------|------|-------|-------|
| 1,917|   $308,110,584.47|     7.45|      351|     348|   1.50|   1.50|  14.50|     30|  6.17|   83.2|    629|
 -------------------------------------------------------------------------------------------------------------


  ----------------------------------------------------------------------------------------------------
 | Current Rate             | 10/1 Sched Balance        | Orig Term            | 10/1 Rem Term        |
 | ------------------------ | ------------------------- | -------------------- | -------------------- |
 |  4.50- 4.99%        0.10 |  $0 - $25,000        0.01 | 109 - 120 Mth   0.06 | 109 - 120 Mth   0.06 |
 |  5.00- 5.49%        0.30 |  $25,000 - $50,000   0.84 | 121 - 180 Mth   4.08 | 121 - 180 Mth   4.08 |
 |  5.50- 5.99%        3.25 |  $50,000 - $100,00  12.44 | 181 - 240 Mth   0.79 | 181 - 240 Mth   0.79 |
 |  6.00- 6.49%        7.08 |  $100,000 - $150,0  20.90 | 241 - 300 Mth   0.47 | 241 - 300 Mth   0.47 |
 |  6.50- 6.99%       29.43 |  $150,000 - $200,0  17.86 | 301 - 360 Mth  94.60 | 301 - 360 Mth  94.60 |
 |  7.00- 7.49%       13.86 |  $200,000 - $250,0  16.75 |                      |                      |
 |  7.50- 7.99%       26.62 |  $250,001 - $275,0   5.68 |                      |                      |
 |  8.00- 8.49%        6.50 |  $275,001 - $350,0  14.65 |                      |                      |
 |  8.50- 8.99%        9.50 |  $350,001 - $450,0   6.50 |                      |                      |
 |  9.00- 9.49%        1.02 |  $450,001 - $550,0   3.98 |                      |                      |
 |  9.50- 9.99%        1.97 |  $550,001 - $650,0   0.39 |                      |                      |
 | 10.00-10.99%        0.34 |                           |                      |                      |
 | 11.00-12.49%        0.03 |                           |                      |                      |
 |                          |                           |                      |                      |
  ---------------------------------------------------------------------------------------------------


  -----------------------------------------------------------------------------------------------------------
 | Geography          | City            | Zip             | FICO           | OLTV               | Lien       |
 | ------------------ | --------------- | --------------- | -------------- | ------------------ | ---------- |
 | California   33.12 | LOS ANGE   2.04 | 93905      0.48 | Missing   0.04 |  0.01-50.00   0.80 |  1  100.00 |
 | Florida       6.82 | SAN DIEG   1.47 | 95116      0.47 | 480-499   0.20 |  50.01-60.0   2.24 |            |
 | New York      6.70 | CHICAGO    1.32 | 94565      0.46 | 500-519   4.75 |  60.01-70.0   4.65 |            |
 | New Jersey    5.05 | MIAMI      1.30 | 91910      0.43 | 520-539   7.86 |  70.01-75.0   5.98 |            |
 | Texas         4.32 | SAN JOSE   1.15 | 60639      0.42 | 540-559   7.79 |  75.01-80.0  41.92 |            |
 | Illinois      3.73 | SACRAMEN   1.11 | 94509      0.36 | 560-579   6.09 |  80.01-85.0  12.99 |            |
 | Maryland      2.69 | SALINAS    0.86 | 95758      0.35 | 580-619  16.24 |  85.01-90.0  14.11 |            |
 | Virginia      2.64 | CHULA VI   0.72 | 92057      0.31 | 620-649  15.80 |  90.01-95.0   5.44 |            |
 | Indiana       2.51 | OXNARD     0.65 | 08527      0.30 | 650-699  25.76 |  95.01-97.0   0.05 |            |
 | Ohio          2.38 | RIVERSID   0.65 | 92154      0.30 | 700-749  12.13 |  97.01-100.  11.82 |            |
 | Washington    2.36 | LAS VEGA   0.64 | 92506      0.30 | 750-799   3.24 |                    |            |
 | Georgia       2.00 | CINCINNA   0.59 | 98034      0.29 | 800+      0.10 |                    |            |
 | Missouri      1.87 | NEW ROCH   0.58 | 92832      0.28 |                |                    |            |
 | *More*       23.80 | *More*    86.91 | *More*    95.25 |                |                    |            |
  ----------------------------------------------------------------------------------------------------------



  ---------------------------------------------------------------------------------------------------------------------------------
 | Property Type                  | Occupancy             | Purpose                   | Doc                    | Servicer          |
 | ------------------------------ | --------------------- | ------------------------- | ---------------------- | ----------------- |
 | SINGLE FAMILY            74.52 | OWNER OCCUPIED  96.02 | CASHOUT REFI        45.95 | FULL DOC         54.10 | CHASE      100.00 |
 | PUD                      11.11 | NON-OWNER        3.50 | PURCHASE            42.62 | STATED DOC       40.78 |                   |
 | 2-4 FAMILY                8.84 | SECOND HOME      0.48 | RATE/TERM REFI      11.43 | LIMITED DOC       5.11 |                   |
 | CONDO                     5.45 |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 | MANUFACTURED HOUSING      0.08 |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
 |                                |                       |                           |                        |                   |
  ---------------------------------------------------------------------------------------------------------------------------------


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 ----------------------------------------------------------------------------------------------------------------------------------
|                        |                 |                   |               |               |                      | Prepay     |
  Amort                  | 10/1 MTR        | Margins           | 1st Rate Cap  | Per Rate Cap  | Maxrate              | Months     |
| ---------------------- | --------------- | ----------------- | ------------- | ------------- | -------------------- | -----------
| 2/28 ARMS        18.23 | Missing   26.51 |  Missing    26.52 |   .     26.47 |   .     26.47 |  N/A           26.47 | 0    17.70 |
| 3/27 ARMS        55.31 |  13-24    18.23 |  0.01-3.00   0.03 |  1.00    0.05 |  1.00    0.05 | 11.00-12.49%    0.15 | 6     0.68 |
| FIXED BALLOON     2.96 |  25-36    55.27 |  3.01-5.00   7.07 |  1.50   73.48 |  1.50   73.48 | 12.50-12.99%    1.40 | 12    2.76 |
| FIXED RATE       23.50 |                 |  5.01-6.00  30.90 |               |               | 13.00-13.49%    4.28 | 18    0.13 |
|                        |                 |  6.01-6.50  15.80 |               |               | 13.50-13.99%   22.81 | 24    7.41 |
|                        |                 |  6.51-7.00   9.03 |               |               | 14.00-14.49%   10.12 | 30    0.30 |
|                        |                 |  7.01-7.50   5.97 |               |               | 14.50-14.99%   20.10 | 36   55.00 |
|                        |                 |  7.51-8.00   2.68 |               |               | 15.00-15.49%    4.78 | 42    0.03 |
|                        |                 |  8.01-8.50   1.54 |               |               | 15.50-15.99%    7.21 | 48    0.55 |
|                        |                 |  8.51-9.00   0.37 |               |               | 16.00-16.49%    0.84 | 60   15.44 |
|                        |                 |  9.01-9.50   0.04 |               |               | 16.50-16.99%    1.61 |            |
|                        |                 |  9.51-10.0   0.05 |               |               | 17.00-17.49%    0.11 |            |
|                        |                 |                   |               |               | 17.50-17.99%    0.13 |            |
|                        |                 |                   |               |               |                      |            |
 ----------------------------------------------------------------------------------------------------------------------------------



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                               GSAMP 2003-AC    12:27 Monday, October 6, 2003 1
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.


--------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                  Loans  10/1  Sched Balance     Curr WAC    Orig WAM  10/1 WAM
--------------------------------------------------------------------------------------------------------------
0001 ARMS                                 1,338      $226,563,554.62         7.50         360       357
0002 FIXED                                  579       $81,547,029.85         7.31         327       325
--------------------------------------------------------------------------------------------------------------
*** TOTALS ***                            1,917      $308,110,584.47
--------------------------------------------------------------------------------------------------------------



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              GSAMP 2003-AC            October 6, 2003  12:27  PAGE 0001
Armort                ARMS


 -------------------------------------------------------------------------------------------------------------
| Loans|10/1 Sched Balance| Curr WAC| Orig WAM|10/1 WAM|1st Cap|Per Cap|Maxrate|10/1 MT|Margin|   OLTV|   FICO|
|------|------------------|---------|---------|--------|-------|-------|-------|-------|------|-------|-------|
| 1,338|   $226,563,554.62|     7.50|      360|     357|   1.50|   1.50|  14.50|     30|  6.17|   83.7|    627|
 -------------------------------------------------------------------------------------------------------------



 ----------------------------------------------------------------------------------------------------
| Current Rate             | 10/1 Sched Balance        | Orig Term            | 10/1 Rem Term        |
| ------------------------ | ------------------------- | -------------------- | -------------------- |
|  4.50- 4.99%        0.13 |  $0 - $25,000        0.01 | 121 - 180 Mth   0.04 | 121 - 180 Mth   0.04 |
|  5.00- 5.49%        0.07 |  $25,000 - $50,000   0.41 | 181 - 240 Mth   0.06 | 181 - 240 Mth   0.06 |
|  5.50- 5.99%        1.90 |  $50,000 - $100,00  10.45 | 301 - 360 Mth  99.90 | 301 - 360 Mth  99.90 |
|  6.00- 6.49%        5.82 |  $100,000 - $150,0  20.12 |                      |                      |
|  6.50- 6.99%       31.02 |  $150,000 - $200,0  18.19 |                      |                      |
|  7.00- 7.49%       13.77 |  $200,000 - $250,0  18.10 |                      |                      |
|  7.50- 7.99%       27.34 |  $250,001 - $275,0   6.80 |                      |                      |
|  8.00- 8.49%        6.50 |  $275,001 - $350,0  15.48 |                      |                      |
|  8.50- 8.99%        9.80 |  $350,001 - $450,0   6.02 |                      |                      |
|  9.00- 9.49%        1.14 |  $450,001 - $550,0   3.88 |                      |                      |
|  9.50- 9.99%        2.19 |  $550,001 - $650,0   0.53 |                      |                      |
| 10.00-10.99%        0.33 |                           |                      |                      |
|                          |                           |                      |                      |
|                          |                           |                      |                      |
 ----------------------------------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------
| Geography          | City            | Zip             | FICO           | OLTV               | Lien       |
| ------------------ | --------------- | --------------- | -------------- | ------------------ | ---------- |
| California   33.34 | SAN DIEG   1.87 | 91910      0.59 | Missing   0.05 |  0.01-50.00   0.32 | 1  100.00  |
| New York      7.00 | LOS ANGE   1.85 | 60639      0.58 | 480-499   0.18 |  50.01-60.0   1.52 |            |
| Florida       6.04 | CHICAGO    1.72 | 94565      0.51 | 500-519   5.02 |  60.01-70.0   3.78 |            |
| New Jersey    5.42 | MIAMI      1.39 | 94509      0.49 | 520-539   8.84 |  70.01-75.0   5.93 |            |
| Illinois      4.31 | SACRAMEN   1.20 | 95758      0.47 | 540-559   7.92 |  75.01-80.0  43.88 |            |
| Texas         3.36 | SAN JOSE   1.14 | 95116      0.42 | 560-579   6.45 |  80.01-85.0  13.12 |            |
| Virginia      3.31 | CHULA VI   0.98 | 08527      0.41 | 580-619  15.73 |  85.01-90.0  14.24 |            |
| Maryland      2.84 | SALINAS    0.79 | 92154      0.41 | 620-649  14.68 |  90.01-95.0   4.98 |            |
| Ohio          2.67 | NEW ROCH   0.78 | 92506      0.41 | 650-699  25.57 |  95.01-97.0   0.07 |            |
| Washington    2.62 | RIVERSID   0.73 | 98034      0.39 | 700-749  12.48 |  97.01-100.  12.16 |            |
| Indiana       2.44 | CINCINNA   0.72 | 91320      0.36 | 750-799   2.98 |                    |            |
| Michigan      1.95 | LAS VEGA   0.71 | 94605      0.35 | 800+      0.10 |                    |            |
| Georgia       1.91 | ANTIOCH    0.69 | 10801      0.33 |                |                    |            |
| *More*       22.81 | *More*    85.43 | *More*    94.28 |                |                    |            |
 -----------------------------------------------------------------------------------------------------------



 ----------------------------------------------------------------------------------------------------------------------------------
| Property Type                  | Occupancy                | Purpose                   | Doc                   | Servicer         |
| ------------------------------ | ------------------------ | ------------------------- | --------------------- | ---------------- |
| SINGLE FAMILY            73.92 | OWNER OCCUPIED     96.89 | PURCHASE            50.72 | FULL DOC        49.84 | CHASE     100.00 |
| PUD                      12.09 | NON-OWNER           2.71 | CASHOUT REFI        39.23 | STATED DOC      45.30 |                  |
| 2-4 FAMILY                8.32 | SECOND HOME         0.40 | RATE/TERM REFI      10.06 | LIMITED DOC      4.86 |                  |
| CONDO                     5.57 |                          |                           |                       |                  |
| MANUFACTURED HOUSING      0.09 |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
|                                |                          |                           |                       |                  |
 ----------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------------------------------------------
| Amort               | 10/1 MTR        | Margins           | 1st Rate Cap  | Per Rate Cap  | Maxrate              | Prepay Months |
| ------------------- | --------------- | ----------------- | ------------- | ------------- | -------------------- | --------------|
| 2/28 ARMS     24.79 | Missing    0.06 |  Missing     0.08 |  1.00    0.07 |  1.00    0.07 | 11.00-12.49%    0.20 |  0      19.13 |
| 3/27 ARMS     75.21 |  13-24    24.79 |  0.01-3.00   0.04 |  1.50   99.93 |  1.50   99.93 | 12.50-12.99%    1.90 |  6       0.91 |
|                     |  25-36    75.16 |  3.01-5.00   9.62 |               |               | 13.00-13.49%    5.82 | 12       1.89 |
|                     |                 |  5.01-6.00  42.02 |               |               | 13.50-13.99%   31.02 | 18       0.17 |
|                     |                 |  6.01-6.50  21.48 |               |               | 14.00-14.49%   13.77 | 24       9.70 |
|                     |                 |  6.51-7.00  12.28 |               |               | 14.50-14.99%   27.34 | 30       0.33 |
|                     |                 |  7.01-7.50   8.11 |               |               | 15.00-15.49%    6.50 | 36      65.94 |
|                     |                 |  7.51-8.00   3.65 |               |               | 15.50-15.99%    9.80 | 48       0.74 |
|                     |                 |  8.01-8.50   2.09 |               |               | 16.00-16.49%    1.14 | 60       1.19 |
|                     |                 |  8.51-9.00   0.51 |               |               | 16.50-16.99%    2.19 |               |
|                     |                 |  9.01-9.50   0.05 |               |               | 17.00-17.49%    0.15 |               |
|                     |                 |  9.51-10.0   0.07 |               |               | 17.50-17.99%    0.17 |               |
|                     |                 |                   |               |               |                      |               |
|                     |                 |                   |               |               |                      |               |
 ---------------------------------------------------------------------------------------------------------------------------------



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 ---------
| Goldman |   Project:   GSAMP 2003-AC         October 6, 2003  12:27  PAGE 0002
| Sachs   |   Armort     FIXED
|         |
 ---------


 --------------------------------------------------------------------------------------------------------------
|  Loans|10/1 Sched Balance| Curr WAC| Orig WAM|10/1 WAM|1st Cap|Per Cap|Maxrate|10/1 MT|Margin|   OLTV|   FICO|
| ------|------------------|---------|---------|--------|-------|-------|-------|-------|------|-------|-------|
|    579|    $81,547,029.85|     7.31|      327|     325|    .  |    .  |    .  |   .   |   .  |   81.7|    634|
 --------------------------------------------------------------------------------------------------------------



 ----------------------------------------------------------------------------------------------------
| Current Rate             | 10/1 Sched Balance        | Orig Term            | 10/1 Rem Term        |
| ------------------------ | ------------------------- | -------------------- | -------------------- |
|  5.00- 5.49%        0.95 |  $0 - $25,000        0.03 | 109 - 120 Mth   0.23 | 109 - 120 Mth   0.23 |
|  5.50- 5.99%        7.00 |  $25,000 - $50,000   2.04 | 121 - 180 Mth  15.29 | 121 - 180 Mth  15.29 |
|  6.00- 6.49%       10.57 |  $50,000 - $100,00  17.98 | 181 - 240 Mth   2.80 | 181 - 240 Mth   2.80 |
|  6.50- 6.99%       25.02 |  $100,000 - $150,0  23.07 | 241 - 300 Mth   1.77 | 241 - 300 Mth   1.77 |
|  7.00- 7.49%       14.10 |  $150,000 - $200,0  16.94 | 301 - 360 Mth  79.90 | 301 - 360 Mth  79.90 |
|  7.50- 7.99%       24.64 |  $200,000 - $250,0  12.97 |                      |                      |
|  8.00- 8.49%        6.53 |  $250,001 - $275,0   2.55 |                      |                      |
|  8.50- 8.99%        8.66 |  $275,001 - $350,0  12.32 |                      |                      |
|  9.00- 9.49%        0.69 |  $350,001 - $450,0   7.83 |                      |                      |
|  9.50- 9.99%        1.36 |  $450,001 - $550,0   4.27 |                      |                      |
| 10.00-10.99%        0.38 |                           |                      |                      |
| 11.00-12.49%        0.11 |                           |                      |                      |
|                          |                           |                      |                      |
|                          |                           |                      |                      |
 ----------------------------------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------
| Geography          | City            | Zip             | FICO           | OLTV               | Lien       |
| ------------------ | --------------- | --------------- | -------------- | ------------------ | ---------- |
| California   32.52 | LOS ANGE   2.58 | 93905      0.95 | 480-499   0.23 |  0.01-50.00   2.15 |  1  100.00 |
| Florida       8.99 | SAN JOSE   1.16 | 94541      0.80 | 500-519   4.00 |  50.01-60.0   4.23 |            |
| Texas         7.00 | SALINAS    1.06 | 96734      0.71 | 520-539   5.12 |  60.01-70.0   7.06 |            |
| New York      5.88 | MIAMI      1.06 | 90706      0.63 | 540-559   7.43 |  70.01-75.0   6.13 |            |
| New Jersey    4.01 | FRESNO     0.95 | 92075      0.61 | 560-579   5.10 |  75.01-80.0  36.46 |            |
| Pennsylvani   3.03 | SACRAMEN   0.87 | 97229      0.61 | 580-619  17.68 |  80.01-85.0  12.63 |            |
| Indiana       2.71 | OXNARD     0.81 | 08742      0.61 | 620-649  18.91 |  85.01-90.0  13.75 |            |
| Tennessee     2.68 | HAYWARD    0.80 | 95116      0.61 | 650-699  26.29 |  90.01-95.0   6.72 |            |
| Maryland      2.27 | CASTRO V   0.76 | 95060      0.61 | 700-749  11.18 |  97.01-100.  10.87 |            |
| Georgia       2.24 | PORTLAND   0.73 | 11777      0.61 | 750-799   3.96 |                    |            |
| Illinois      2.12 | AUSTIN     0.73 | 92673      0.61 | 800+      0.10 |                    |            |
| Kentucky      2.10 | KAILUA     0.71 | 95125      0.55 |                |                    |            |
| Hawaii        1.91 | MIRAMAR    0.71 | 06468      0.55 |                |                    |            |
| *More*       22.54 | *More*    87.07 | *More*    91.53 |                |                    |            |
 -----------------------------------------------------------------------------------------------------------




 ----------------------------------------------------------------------------------------------------------------------------------
| Property Type                  | Occupancy                 | Purpose                   | Doc                  | Servicer         |
| ------------------------------ | ------------------------- | ------------------------- | -------------------- | ---------------- |
| SINGLE FAMILY            76.18 | OWNER OCCUPIED      93.60 | CASHOUT REFI        64.62 | FULL DOC       65.94 | CHASE     100.00 |
| 2-4 FAMILY               10.28 | NON-OWNER            5.68 | PURCHASE            20.14 | STATED DOC     28.24 |                  |
| PUD                       8.37 | SECOND HOME          0.72 | RATE/TERM REFI      15.24 | LIMITED DOC     5.82 |                  |
| CONDO                     5.11 |                           |                           |                      |                  |
| MANUFACTURED HOUSING      0.06 |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
|                                |                           |                           |                      |                  |
 ----------------------------------------------------------------------------------------------------------------------------------



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 ----------------------------------------------------------------------------------------------------------------------------------
  Amort                  | 10/1 MTR        | Margins           | 1st Rate Cap  | Per Rate Cap  | Maxrate           | Prepay Months |
| ---------------------- | --------------- | ----------------- | ------------- | ------------- | ----------------- | ------------- |
| FIXED BALLOON    11.19 | Missing  100.00 |  Missing   100.00 |    .   100.00 |    .   100.00 |  N/A       100.00 | 0        13.74|
| FIXED RATE       88.81 |                 |                   |               |               |                   | 6         0.03|
|                        |                 |                   |               |               |                   | 12        5.19|
|                        |                 |                   |               |               |                   | 24        1.04|
|                        |                 |                   |               |               |                   | 30        0.22|
|                        |                 |                   |               |               |                   | 36       24.63|
|                        |                 |                   |               |               |                   | 42        0.10|
|                        |                 |                   |               |               |                   | 60       55.05|
|                        |                 |                   |               |               |                   |               |
|                        |                 |                   |               |               |                   |               |
|                        |                 |                   |               |               |                   |               |
|                        |                 |                   |               |               |                   |               |
|                        |                 |                   |               |               |                   |               |
|                        |                 |                   |               |               |                   |               |
|                        |                 |                   |               |               |                   |               |
|                        |                 |                   |               |               |                   |               |
 ----------------------------------------------------------------------------------------------------------------------------------



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.